UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2013

PAPA JOHN’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21660	61-1203323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Papa John’s Boulevard Louisville, Kentucky	40299-2334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (502) 261-7272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)

Accounting for Non-Controlling Interests

In connection with a review of the Company’s Annual Report on 2012 Form 10-K among the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), and the Company’s management, with the assistance of Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, and the Company’s outside legal advisors, the Audit Committee has reassessed the accounting of the Company’s joint venture agreements.  On February 24, 2013, the Board of Directors, acting on the recommendation of the Audit Committee and management, concluded that the Company should restate certain previously issued financial statements as described below.

In connection with the evaluation of the accounting for newly formed joint ventures in 2012, the Company reviewed the accounting for its previously existing joint venture arrangements.  As a result of the review, the Company determined an error occurred in the accounting for one joint venture agreement, which contained a mandatorily redeemable feature added through a contract amendment in the third quarter of 2009. This provision contained in the 2009 contract amendment was not previously considered in determining the classification and measurement of the noncontrolling interest. In addition, the Company determined that an additional redeemable noncontrolling interest was incorrectly classified in shareholders’ equity and should be classified as temporary equity. As such, the Company is restating its previously issued consolidated financial statements for the years ended December 25, 2011, December 26, 2010, and December 27, 2009 to correct the errors.

Expected Impact of Restatement

In the Annual Report on Form 10-K for the fiscal year ended December 30, 2012, to reflect the appropriate measurement of the mandatorily redeemable noncontrolling interest, the Company will include a $3.7 million charge, net of income taxes, to ending 2009 retained earnings in our consolidated statements of stockholders’ equity to adjust the previously reported balance to its redemption value as of December 27, 2009. Additionally, the Company also will correct the classification errors of its redeemable noncontrolling interests from permanent equity to either other long-term liabilities or redeemable noncontrolling interests in the consolidated balance sheets, as detailed in the tables below.

In the Company’s 2009, 2010 and 2011 consolidated statements of income, interest expense, income tax expense and net income were affected as a result of adjusting the mandatorily redeemable noncontrolling interest to its redemption value. The impact of the restatements on the consolidated balance sheets, consolidated statements of income and consolidated statements of cash flows by year is outlined in the tables below. The corrections had no impact on total revenues, operating income or operating cash flows and had no impact on the Company’s compliance with debt covenants in any periods presented.

The following tables summarize the corrections by financial statement line item (in thousands, except per share data):

	December 25, 2011
	As Previously Reported	Adjustments	As Restated
Consolidated balance sheet
Noncurrent deferred income tax liabilities	$9,147	$(2,455)	$6,692
Other long-term liabilities	25,611	11,065	36,676
Redeemable noncontrolling interests	-	3,965	3,965
Retained earnings	298,807	(4,006)	294,801
Noncontrolling interests in subsidiaries	8,569	(8,569)	-
Total stockholders' equity	218,222	(12,575)	205,647
Consolidated statement of income
Interest expense	$1,497	$1,484	$2,981
Income before income taxes	86,275	(1,484)	84,791
Income tax expense	26,888	(564)	26,324
Net income, including noncontrolling interests	59,387	(920)	58,467
Net income, net of noncontrolling interests	55,655	(920)	54,735
Comprehensive income	60,387	(920)	59,467
Basic earnings per common share	2.22	(0.03)	2.19
Earnings per common share - assuming dilution	2.20	(0.04)	2.16
Consolidated statement of cash flows
Net income	$59,387	$(920)	$58,467
Deferred income taxes	9,909	(564)	9,345
Other	3,072	1,484	4,556
Net cash provided by operating activities	101,008	-	101,008

	December 26, 2010
	As Previously Reported	Adjustments	As Restated
Consolidated balance sheet
Noncurrent deferred income tax liabilities (assets)	$341	$(1,892)	$(1,551)
Other long-term liabilities	26,604	9,972	36,576
Redeemable noncontrolling interests	-	3,512	3,512
Retained earnings	243,152	(3,086)	240,066
Noncontrolling interests in subsidiaries	8,506	(8,506)	-
Total stockholders' equity	207,200	(11,592)	195,608
Consolidated statement of income
Interest expense	$5,338	$(1,029)	$4,309
Income before income taxes	82,281	1,029	83,310
Income tax expense	26,856	391	27,247
Net income, including noncontrolling interests	55,425	638	56,063
Net income, net of noncontrolling interests	51,940	638	52,578
Comprehensive income	57,358	638	57,996
Basic earnings per common share	1.97	0.03	2.00
Earnings per common share - assuming dilution	1.96	0.03	1.99
Consolidated statement of cash flows
Net income	$55,425	$638	$56,063
Deferred income taxes	4,553	391	4,944
Other	286	(1,029)	(743)
Net cash provided by operating activities	92,851	-	92,851

	December 27, 2009
	As Previously Reported	Adjustments	As Restated
Consolidated balance sheet
Noncurrent deferred income tax assets	$(6,804)	$(2,283)	$(9,087)
Other long-term liabilities	16,886	10,960	27,846
Redeemable noncontrolling interests	-	3,215	3,215
Retained earnings	191,212	(3,724)	187,488
Noncontrolling interests in subsidiaries	8,168	(8,168)	-
Total stockholders' equity	185,037	(11,892)	173,145
Consolidated statement of income
Interest expense	$5,653	$6,007	$11,660
Income before income taxes	90,194	(6,007)	84,187
Income tax expense	28,985	(2,283)	26,702
Net income, including noncontrolling interests	61,209	(3,724)	57,485
Net income, net of noncontrolling interests	57,453	(3,724)	53,729
Comprehensive income	63,943	(3,724)	60,219
Basic earnings per common share	2.07	(0.13)	1.94
Earnings per common share - assuming dilution	2.06	(0.13)	1.93
Consolidated statement of cash flows
Net income	$61,209	$(3,724)	$57,485
Deferred income taxes	7,469	(2,283)	5,186
Other	1,071	6,007	7,078
Net cash provided by operating activities	103,826	-	103,826

	As of and For The
	Three Months Ended
	March 25, 2012
	As Previously Reported	As Restated
Condensed consolidated balance sheet
Noncurrent deferred income tax liabilities	$7,264	$4,954
Other long-term liabilities	23,795	34,992
Redeemable noncontrolling interests	-	4,777
Retained earnings	315,551	311,782
Noncontrolling interests in subsidiaries	9,895	-
Total stockholders' equity	227,835	214,171
Condensed consolidated statement of comprehensive income
Interest expense (income)	$288	$(94)
Income before income taxes	27,138	27,520
Income tax expense	9,068	9,213
Net income, including noncontrolling interests	18,070	18,307
Net income, net of noncontrolling interests	16,744	16,981
Comprehensive income	18,281	18,518
Basic earnings per common share	0.70	0.71
Earnings per common share - assuming dilution	0.69	0.69
Consolidated statement of cash flows
Net income, including noncontrolling interests	$18,070	$18,307
Deferred income taxes	(1,057)	(912)
Other	678	296
Net cash provided by operating activities	44,093	44,093

	As of and For The		As of and For The
	Three Months Ended		Six Months Ended
	June 24, 2012		June 24, 2012
	As Previously Reported	As Restated	As Previously Reported	As Restated
Condensed consolidated balance sheet
Noncurrent deferred income tax liabilities	$9,648	$7,044	$9,648	$7,044
Other long-term liabilities	23,638	35,170	23,638	35,170
Redeemable noncontrolling interests	-	4,458	-	4,458
Retained earnings	330,320	326,071	330,320	326,071
Noncontrolling interests in subsidiaries	9,137	-	9,137	-
Total stockholders' equity	225,546	212,160	225,546	212,160
Condensed consolidated statements of comprehensive income
Interest expense	$282	$1,056	$570	$962
Income before income taxes	24,240	23,466	51,378	50,986
Income tax expense	8,299	8,005	17,367	17,218
Net income, including noncontrolling interests	15,941	15,461	34,011	33,768
Net income, net of noncontrolling interests	14,769	14,289	31,513	31,270
Comprehensive income	15,490	15,010	33,771	33,528
Basic earnings per common share	0.62	0.60	1.32	1.31
Earnings per common share - assuming dilution	0.61	0.59	1.30	1.29
Consolidated statement of cash flows
Net income, including noncontrolling interests			$34,011	$33,768
Deferred income taxes			1,946	1,797
Other			2,480	2,872
Net cash provided by operating activities			65,162	65,162

	As of and For The		As of and For The
	Three Months Ended		Nine Months Ended
	September 23, 2012		September 23, 2012
	As Previously Reported	As Restated	As Previously Reported	As Restated
Condensed consolidated balance sheet
Noncurrent deferred income tax liabilities	$10,508	$7,830	$10,508	$7,830
Other long-term liabilities	24,611	36,269	24,611	36,269
Redeemable noncontrolling interests	-	4,820	-	4,820
Retained earnings	343,471	339,101	343,471	339,101
Noncontrolling interests in subsidiaries	9,430	-	9,430	-
Total stockholders' equity	217,806	204,006	217,806	204,006
Condensed consolidated statements of comprehensive income
Interest expense	$284	$478	$854	$1,440
Income before income taxes	21,057	20,863	72,435	71,849
Income tax expense	7,112	7,038	24,479	24,256
Net income, including noncontrolling interests	13,945	13,825	47,956	47,593
Net income, net of noncontrolling interests	13,151	13,031	44,664	44,301
Comprehensive income	15,192	15,072	48,963	48,600
Basic earnings per common share	0.57	0.56	1.89	1.87
Earnings per common share - assuming dilution	0.55	0.55	1.85	1.84
Consolidated statement of cash flows
Net income, including noncontrolling interests			$47,956	$47,593
Deferred income taxes			647	424
Other			3,789	4,375
Net cash provided by operating activities			94,773	94,773

	As of and For The
	Three Months Ended
	March 27, 2011
	As Previously Reported	As Restated
Condensed consolidated balance sheet
Noncurrent deferred income tax liabilities (assets)	$1,138	$(1,030)
Other long-term liabilities	12,219	22,677
Redeemable noncontrolling interests	-	3,146
Retained earnings	259,579	256,042
Noncontrolling interests in subsidiaries	7,899	-
Total stockholders' equity	223,416	211,980
Condensed consolidated statement of comprehensive income
Interest expense	$608	$1,335
Income before income taxes	26,780	26,053
Income tax expense	9,231	8,955
Net income, including noncontrolling interests	17,549	17,098
Net income, net of noncontrolling interests	16,427	15,976
Comprehensive income	18,822	18,371
Basic earnings per common share	0.64	0.63
Earnings per common share - assuming dilution	0.64	0.62
Consolidated statement of cash flows
Net income, including noncontrolling interests	$17,549	$17,098
Deferred income taxes	2,664	2,388
Other	43	770
Net cash provided by operating activities	26,687	26,687

	As of and For The		As of and For The
	Three Months Ended		Six Months Ended
	June 26, 2011		June 26, 2011
	As Previously Reported	As Restated	As Previously Reported	As Restated
Condensed consolidated balance sheet
Noncurrent deferred income tax liabilities	$3,485	$1,283	$3,485	$1,283
Other long-term liabilities	12,478	23,153	12,478	23,153
Redeemable noncontrolling interests	-	3,648	-	3,648
Retained earnings	271,703	268,110	271,703	268,110
Noncontrolling interests in subsidiaries	8,528	-	8,528	-
Total stockholders' equity	223,801	211,680	223,801	211,680
Condensed consolidated statements of comprehensive income
Interest expense	$293	$383	$901	$1,718
Income before income taxes	19,067	18,977	45,847	45,030
Income tax expense	6,014	5,980	15,245	14,935
Net income, including noncontrolling interests	13,053	12,997	30,602	30,095
Net income, net of noncontrolling interests	12,124	12,068	28,551	28,044
Comprehensive income	12,539	12,483	31,361	30,854
Basic earnings per common share	0.48	0.47	1.12	1.10
Earnings per common share - assuming dilution	0.47	0.47	1.11	1.09
Consolidated statement of cash flows
Net income, including noncontrolling interests			$30,602	$30,095
Deferred income taxes			4,332	4,022
Other			316	1,133
Net cash provided by operating activities			52,925	52,925

	As of and For The		As of and For The
	Three Months Ended		Nine Months Ended
	September 25, 2011		September 25, 2011
	As Previously Reported	As Restated	As Previously Reported	As Restated
Condensed consolidated balance sheet
Noncurrent deferred income tax liabilities	$7,110	$4,710	$7,110	$4,710
Other long-term liabilities	11,542	22,545	11,542	22,545
Redeemable noncontrolling interests	-	3,558	-	3,558
Retained earnings	282,826	278,910	282,826	278,910
Noncontrolling interests in subsidiaries	8,245	-	8,245	-
Total stockholders' equity	212,554	200,393	212,554	200,393
Condensed consolidated statements of comprehensive income
Interest expense	$282	$804	$1,183	$2,522
Income before income taxes	16,846	16,324	62,693	61,354
Income tax expense	4,906	4,707	20,151	19,642
Net income, including noncontrolling interests	11,940	11,617	42,542	41,712
Net income, net of noncontrolling interests	11,123	10,800	39,674	38,844
Comprehensive income	11,687	11,364	43,048	42,218
Basic earnings per common share	0.45	0.43	1.57	1.54
Earnings per common share - assuming dilution	0.44	0.43	1.55	1.52
Consolidated statement of cash flows
Net income, including noncontrolling interests			$42,542	$41,712
Deferred income taxes			5,219	4,711
Other			1,272	2,611
Net cash provided by operating activities			87,216	87,216

Restatement of Financial Information

The Company will restate its financial results for the 2009, 2010 and 2011 fiscal years as well as the first, second and third quarters of 2012.  Accordingly, the annual and interim financial statements for 2009, 2010, and 2011 and interim financial statements for 2012 should no longer be relied upon.

The restated financial statements for fiscal years 2010 and 2011 will be included in the Company’s Annual Report on Form 10-K for its fiscal year ended December 30, 2012, which the Company anticipates filing on February 28, 2013. The Company will also amend its Annual Report on Form 10-K for the year ended December 25, 2011 and the Quarterly Reports on Form 10-Q for the first three quarters of 2012 prior to the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

Section 404 of the Sarbanes-Oxley Act

Under Section 404 of the Sarbanes-Oxley Act, management, including our CEO and CFO, has assessed the effectiveness of our internal control over financial reporting using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control—Integrated Framework. This evaluation identified a material weakness in our internal control regarding our accounting for certain redemption features of the noncontrolling interests of our joint venture agreements. Specifically, the review controls in place with respect to non-routine contractual changes or amendments were not effective.  A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. As a result, management believes that our internal control over financial reporting was not effective as of December 30, 2012, based on the COSO criteria.

The Company has implemented certain remedial measures including a review of all existing joint venture agreements to ensure the accounting for any such redemption features was in compliance with U.S. generally accepted accounting principles. In addition, we are in the process of developing enhanced control procedures designed to ensure proper accounting for any future non-routine contracts or contract amendments. The material weakness cannot be considered remediated until the applicable remedial controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

Disclosures About Forward-Looking Statements

This report contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Report Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “will,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential” and similar expressions also identify forward-looking statements. Forward-looking statements include statements regarding expected timing of filings, materiality or significance, the quantitative effects of the restated financial statements, and any anticipated conclusions of the Company, the Audit Committee or management.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, as well as our expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of our disclosure controls and procedures, and our deficiencies in internal control over financial reporting to differ materially from those in the forward-looking statements. These factors include the risk that additional information may arise prior to the expected filings with the SEC with the restated financial statements, the preparation of our restated financial statements or other subsequent events that would require us to make additional adjustments, as well as inherent limitations in internal controls over financial reporting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.
(Registrant)

Date: February 26, 2013	/s/Lance F. Tucker
Lance F. Tucker
Chief Financial Officer, Chief Administrative Officer and Treasurer